Exhibit 10.10.6

EXECUTION VERSION

DITECH PLS ADVANCE TRUST II,
as Issuer,

WELLS FARGO BANK, N.A.,
as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary,
DITECH FINANCIAL LLC,
as Administrator and as Servicer,
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Administrative Agent,
CREDIT SUISSE AG, NEW YORK BRANCH,
as a Noteholder of the Series 2018-VF1 Variable Funding Notes,
and
BARCLAYS BANK PLC,
as a Noteholder of the Series 2018-VF1 Variable Funding Notes
__________
AMENDMENT NO. 2
dated as of May 15, 2018
to the
SERIES 2018-VF1
INDENTURE SUPPLEMENT
dated as of February 9, 2018, and effective as of February 12, 2018 to the
INDENTURE,
dated as of February 9, 2018, and effective as of February 12, 2018
__________
DITECH PLS ADVANCE TRUST II
ADVANCE RECEIVABLES BACKED NOTES, SERIES 2018-VF1

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AMENDMENT NO. 2 TO
SERIES 2018-VF1 INDENTURE SUPPLEMENT

This Amendment No. 2 to the Indenture Supplement (as defined below), dated as of May 15, 2018 (this “Amendment”), by and among Ditech PLS Advance Trust II, as issuer (the “Issuer”), Wells Fargo Bank, N.A. (“Wells Fargo”), as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), Ditech Financial LLC (“Ditech”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (the “Administrative Agent”), and consented to by Credit Suisse AG, New York Branch (“CS New York”), as noteholder of the Series 2018-VF1 Notes on behalf of the CS Purchaser Group (the “CS Noteholder”) and Barclays Bank PLC (“Barclays”), as noteholder of the Series 2018-VF1 Notes on behalf of the Barclays Purchaser Group (the “Barclays Noteholder” and together with the CS Noteholder, the “Noteholders”), to that certain Series 2018-VF1 Indenture Supplement, dated as of February 9, 2018 and effective as of February 12, 2018 (as amended by Amendment No. 1 to Series 2018-VF1 Indenture Supplement dated as of April 20, 2018 and as further amended, restated, supplemented or otherwise modified from time to time, the “Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, to that certain Indenture, dated as of February 9, 2018 and effective as of February 12, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”, and together with the Indenture Supplement, the “Indenture”), among the Issuer, the Servicer, the Administrator, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Base Indenture or Indenture Supplement, as applicable.
WHEREAS, Section 12.2 of the Base Indenture provides, among other things, that subject to the terms and provisions of each Indenture Supplement with respect to any amendment of such Indenture Supplement, with prior notice to the Note Rating Agency, the consent of any applicable Derivative Counterparty and the consent of the Series Required Noteholders of each Series materially and adversely affected by such amendment of the Indenture, including any Indenture Supplement, by Act of said Noteholders delivered to the Issuer and the Indenture Trustee, the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), may enter into an amendment of the Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Indenture, or modifying in any manner the rights of the Noteholders of the Notes of each such Series or Class under the Base Indenture or any Indenture Supplement; provided, however, that no such amendment will modify any of the enumerated provisions set forth in Section 12.2 without the consent of the Noteholder of each Outstanding Note materially and adversely affected thereby;
WHEREAS, Section 13(b) of the Indenture Supplement provides, among other things, that notwithstanding any provisions to the contrary in Section 6.10 or Article XII of the Base Indenture, no supplement, amendment or indenture supplement entered into with the respect to the issuance of a new Series of Notes or pursuant to the terms and provisions of Section 12.2 of the Base Indenture may, without the consent of the Series Required Noteholders, supplement, amend or revise any term or provision of the Indenture Supplement;
WHEREAS, Section 12.3 of the Base Indenture provides, among other things, that the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment is

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authorized or permitted by the Indenture and that all conditions precedent thereto have been satisfied (an “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders and any applicable Derivative Counterparty;
WHEREAS, Section 1.3 of the Base Indenture provides, among other things, that the Issuer shall deliver to the Indenture Trustee, unless the Indenture Trustee waives the requirement of delivery thereof, an Officer’s Certificate (an “Officer’s Certificate”) stating that all conditions precedent relating to the amendment of the Indenture have been satisfied and an Opinion of Counsel (a “Conditions Precedent Opinion”) stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; provided, that no such certificate or opinion shall be required in any instance where 100% of the affected Noteholders and any applicable Derivative Counterparty have consented to the related amendment, modification or action;
WHEREAS, the CS Noteholder owns the Series 2018-VF1 Notes, Class CS-A-VF1 Note, Note Number 1 (the “CS Note”) and the Barclays Noteholder owns the Series 2018-VF1 Notes, Class B-A-VF1 Note, Note Number 1, the Series 2018-VF1 Notes, Class B-B-VF1 Note, Note Number 1, the Series 2018-VF1 Notes, Class B-C-VF1 Note, Note Number 1 and the Series 2018-VF1 Notes, Class B-D-VF1 Note, Note Number 1 (collectively, the “Barclays Notes” and together with the CS Note, the “Notes”), which are the only Outstanding Notes issued pursuant to the Indenture Supplement and therefore the CS Noteholder and the Barclays Noteholder constitute the Series Required Noteholders and 100% of the Noteholders of all Outstanding Notes issued pursuant to the Indenture Supplement;
WHEREAS, as of the date hereof, there are no Derivative Agreements and no Derivative Counterparties in respect of the Series 2018-VF1 Notes for purposes of the provisions of the Base Indenture referenced above;
WHEREAS, as of the date hereof, there are no Note Rating Agencies;
WHEREAS, an Authorization Opinion, a Conditions Precedent Opinion and an Officer’s Certificate are not required because 100% of the Noteholders of all Outstanding Notes issued pursuant to the Indenture Supplement are consenting to this Amendment; and
WHEREAS, the Issuer, the Administrator, the Servicer, the Administrative Agent, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Noteholders desire to amend the Indenture Supplement as described below.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Amendment to Indenture Supplement. Section 2 of the Indenture Supplement is hereby amended by deleting clause (viii) of the definition of “Target Amortization Event” set forth therein in its entirety and replacing it with the following:
“(viii) the Servicer fails to (a) maintain a minimum Adjusted EBITDA for the Test Periods ending December 31, 2017 and March 31, 2018 of $5,000,000, (b) maintain a minimum pre-tax Net Income as determined in accordance with GAAP before (i) non-cash fair value changes related to mortgage servicing rights, (ii) impairments to goodwill and intangible assets, (iii) stock compensation expenses and (iv) non-cash fair value changes in the assets and liabilities related to

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the securitization trusts with respect to (x) the Test Period ending June 30, 2018, of a loss no greater than $30,000,000, and (y) the Test Periods ending September 30, 2018 and December 31, 2018, of $1, and (c) after December 31, 2018 maintain profitability as mutually agreed between the Servicer and the Administrative Agent;”
Section 2.    Conditions to Effectiveness of this Amendment.
This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto (the “Amendment Effective Date”).
Section 3.    Effect of Amendment.
(a)    Except as expressly amended and modified by this Amendment, all provisions of the Indenture Supplement and the Base Indenture shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the condition precedent set forth in Section 2 hereof and shall not be effective for any period prior to the Amendment Effective Date. After this Amendment becomes effective, all references in the Indenture Supplement or the Base Indenture to “this Indenture Supplement,” “this Indenture,” “hereof,” “herein” or words of similar effect referring to such Indenture Supplement and Base Indenture shall be deemed to be references to the Indenture Supplement or the Base Indenture, as applicable, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture Supplement or the Base Indenture other than as set forth herein.
(b)    The parties hereto have entered into this Amendment solely to amend the terms of the Indenture Supplement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owed by the parties hereto or any other party to the Indenture Supplement under or in connection with the Indenture Supplement or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Notes, all other sums payable by the Issuer under the Indenture and the compliance by the Issuer with the provisions of the Indenture are preserved, (ii) the liens and security interests granted under the Indenture continue in full force and effect, and (iii) any reference to the Indenture Supplement in any such Transaction Document shall be deemed to reference to such Indenture Supplement as amended by this Amendment.
Section 4.    Representations and Warranties; Consent and Waiver.
(a)    CS New York hereby represents and warrants that as of the date hereof (i) it is the sole Noteholder of the Series 2018-VF1 Notes, Class CS-A-VF1 Note, Note Number 1, (ii) it is duly authorized to deliver this Amendment to the Indenture Trustee and such power has not been granted or assigned to any other Person, and (iii) the Indenture Trustee may conclusively rely upon this Amendment.
(b)    CS New York, as the sole Noteholder of the Series 2018-VF1 Notes, Class CS-A-VF1 Note, Note Number 1, consents to the terms of this Amendment is evidenced by its signature hereto.
(c)    CS New York, as the sole Noteholder of the Series 2018-VF1 Notes, Class CS-A-VF1 Note, Note Number 1, hereby consents and instructs the Indenture Trustee to waive (i) the requirement in Section 12.3 of the Base Indenture for the delivery of an Authorization Opinion and (ii) any requirement in Section

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1.3 of the Base Indenture for the delivery of an Officer’s Certificate and a Conditions Precedent Opinion and directs the Indenture Trustee to execute this Amendment.
(d)    Barclays hereby represents and warrants that as of the date hereof (i) it is the sole Noteholder of each of the Series 2018-VF1 Notes, Class B-A-VF1 Note, Note Number 1, Series 2018-VF1 Notes, Class B-B-VF1 Note, Note Number 1, Series 2018-VF1 Notes, Class B-C-VF1 Note, Note Number 1 and Series 2018-VF1 Notes, Class B-D-VF1 Note, Note Number 1, (ii) it is duly authorized to deliver this Amendment to the Indenture Trustee and such power has not been granted or assigned to any other Person, and (iii) the Indenture Trustee may conclusively rely upon this Amendment.
(e)    Barclays, as the sole Noteholder of each of the Series 2018-VF1 Notes, Class B-A-VF1 Note, Note Number 1, Series 2018-VF1 Notes, Class B-B-VF1 Note, Note Number 1, Series 2018-VF1 Notes, Class B-C-VF1 Note, Note Number 1 and Series 2018-VF1 Notes, Class B-D-VF1 Note, Note Number 1, consents to the terms of this Amendment is evidenced by its signature hereto.
(f)    Barclays, as the sole Noteholder of each of the Series 2018-VF1 Notes, Class B-A-VF1 Note, Note Number 1, Series 2018-VF1 Notes, Class B-B-VF1 Note, Note Number 1, Series 2018-VF1 Notes, Class B-C-VF1 Note, Note Number 1 and Series 2018-VF1 Notes, Class B-D-VF1 Note, Note Number 1, hereby consents and instructs the Indenture Trustee to waive (i) the requirement in Section 12.3 of the Base Indenture for the delivery of an Authorization Opinion and (ii) any requirement in Section 1.3 of the Base Indenture for the delivery of an Officer’s Certificate and a Conditions Precedent Opinion and directs the Indenture Trustee to execute this Amendment.
(g)    The Administrative Agent and the Noteholders hereby waive the requirement set forth in Section 13(a) of the Indenture Supplement and Section 12.2 of the Indenture for the delivery of an Issuer Tax Opinion.

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Section 5.    Expenses. Ditech hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, Ditech shall be responsible for the payments of the reasonable and documented legal fees and out-of-pocket expenses of legal counsel to the Administrative Agent, the Noteholders, the Owner Trustee and the Indenture Trustee incurred in connection with the consummation of this Amendment and all other documents executed or delivered in connection therewith.
Section 6.    Representations; Ratifications Covenants: (a) In order to induce the Noteholders and the Administrative Agent to execute and deliver this Amendment, each of the Issuer and Ditech, each for itself and for no other party, hereby represents and warrants to the Noteholders and the Administrative Agent that as of the date hereof it is in full compliance with all of the terms and conditions of the Indenture and the other Transaction Documents and no default or Event of Default has occurred and is continuing under the Indenture or any other Transaction Document.
(b)    The parties hereto ratify all terms of the existing Indenture other than those amended hereby, and ratify those provisions as amended hereby.
Section 7.    Entire Agreement. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersede any prior or contemporaneous agreements relating to such subject matter.
Section 8.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
Section 9.    Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Indenture or any provision hereof or thereof.
Section 10.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 11.    Recitals. The statements contained in the recitals to this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee (in each capacity) assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder). In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Base Indenture and the Indenture Supplement relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee.
Section 12.    Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by electronic mail or facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

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Section 13.    Limitation of Owner Trustee Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or the other Transaction Documents.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
DITECH PLS ADVANCE TRUST II, as Issuer
By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By: /s/ Dorri Costello
Name: Dorri Costello
Title: Vice President

Signature Page to DPAT II Amendment No. 2 to Series 2018-VF1 Indenture Supplement

WELLS FARGO BANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity
By: /s/ Mark DeFabio
Name: Mark DeFabio
Title: Vice President

Signature Page to DPAT II Amendment No. 2 to Series 2018-VF1 Indenture Supplement

DITECH FINANCIAL LLC, as Administrator and as Servicer
By: /s/ Cheryl Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

Signature Page to DPAT II Amendment No. 2 to Series 2018-VF1 Indenture Supplement

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent
By: /s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

Signature Page to DPAT II Amendment No. 2 to Series 2018-VF1 Indenture Supplement

CONSENTED AND AGREED TO BY:
CREDIT SUISSE AG, NEW YORK BRANCH, as a Noteholder of the Ditech PLS Advance Trust II, Advance Receivables Backed Notes, Series 2018-VF1 Notes
By: /s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director
By: /s/ Patrick Duggan
Name: Patrick Duggan
Title: Vice President

Signature Page to DPAT II Amendment No. 2 to Series 2018-VF1 Indenture Supplement

CONSENTED AND AGREED TO BY:
BARCLAYS BANK PLC, as a Noteholder of the Ditech PLS Advance Trust II, Advance Receivables Backed Notes, Series 2018-VF1 Notes
By: /s/ Joseph O'Doherty
Name: Joseph O'Doherty
Title: Managing Director

Signature Page to DPAT II Amendment No. 2 to Series 2018-VF1 Indenture Supplement